EXHIBIT 10

                                OIL AND GAS LEASE

                      (Five year Paid-up Lease with Option)

      THIS AGREEMENT made and entered into this 29h day of April, 2006, by and between Alice Ramsey, Reid Weber, Paul Weber, and Rebecca Daniels, hereinafter called Lessor (whether one or more) and Krafty Admiral Enterprises Limited, hereinafter called Lessee.


              WITNESSETH: Lessor for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid, receipt of which is hereby acknowledged, and of the agreements of Lessee hereinafter set forth, hereby , grants, demises, leases and lets exclusively unto said Lessee the lands hereinafter described for the purpose of prospecting, exploring and geophysical and other methods, drilling, mining, operating for and producing oil or gas, or both, including, but not as a limitation, casinghead gas, casinghead gasoline, gas-condensate (distillate) and any substance, whether similar or dissimilar produced in a gaseous state, together with the right to construct and maintain pipe lines, telephone and electric lines, tanks, power stations, ponds, roadways, plants, equipment and structures thereon to produce, save and take care of said oil and gas, and the exclusive right to inject air, gas, water, brine and other fluids from any source into the subsurface strata and any and all other rights and privileges necessary, incident to, or convenient for the economical operation of said land, alone or conjointly with neighboring land, for the production, saving and taking care of oil and gas and the injection of air, gas, water, brine, and other fluids into the subsurface strata, said lands being situated in the County of St. Francis, State of Arkansas, and being described as follows, to-wit:

SEE EXHIBIT "A"

it being the purpose and intent of Lessor to lease, and Lessor does hereby lease, all of the lands or interests in lands owned by Lessor which adjoin the lands above described or which lie in the section of sections herein specified whether or not herein completely and accurately described, together with and including any accretions thereto which may have formed, may now be forming or may hereafter form. For all purposes of this lease, said land shall be deemed to contain 1498.86 acres, more or less.

       Subject to the other provisions herein contained, this lease shall remain in force for a term of five (5) years from this date (herein called "primary term" and as long thereafter as oil and gas, or either of them, is produced from the above described land or drilling operations are continuously prosecuted as hereinafter provided. "Drilling Operations" included operations for the drilling of a new well, the reworking, deepening or plugging back of a well or hole or other operations conducted in an effort to obtain or reestablish production of oil or gas; and drilling operations shall be considered to be "continuously prosecuted" if not more than 180 days shall elapse between the completion or abandonment of one well or hole and the commencement of drilling operations on another well or hole. If, at the expiration of the primary term of this lease, oil or gas is not being produced from the above described land but Lessee is then engaged in drilling operations, this lease shall continue in force so long as drilling operations are continuously prosecuted; and if production of oil and gas results from any such drilling operations, this lease shall continue in force so long as oil or gas shall be produced. If, after the expiration of the primary term of this lease, production from the above described land should cease, this lease shall not terminate if Lessee is then prosecuting drilling operation, or within 180 days after each such cessation of production commences drilling operations, and this lease shall remain in force so long as such operations are continuously prosecuted, and if production results therefrom, then as long thereafter as oil or gas is produced from the described land. In consideration of the premises, Lessee covenants and agrees to the following:

       1. To deliver, free of cost, to Lessor at the wells, or to the credit of Lessor in the pipeline to which the wells may be connected, the equal nineteen percent (19%) part of oil and other liquid hydrocarbons produced and saved from the leased premises, or, at Lessee's option, to pay to Lessor such nineteen percent (19%) royalty the market price at the well for such oil and other liquid hydrocarbons of like grade and gravity prevailing on the day such oil and other liquid hydrocarbons are run from the lease.

       2. Lessee shall pay Lessor nineteen percent (19%) of the proceeds derived from the sale of all gas (including substances contained in such gas) produced, saved, and sold by Lessee. Proceeds are defined as the actual amount received by the Lessee for the sale of said gas. In calculating the proceeds derived from the sale of gas produced, saved and sold by Lessee, Lessee shall be entitled to share equally cost of gathering, transportation, treatment, compression, processing and marketing costs that are incurred by Lessee in connection with the sale of such gas.

       3. Obligations of the parties hereunder shall be the same as if this lease contained provisions for the payment of periodic delay rentals throughout the primary term hereof and each such delay rental had been timely paid and accepted by Lessor. For the same consideration recited above, the adequacy and sufficiency of which are acknowledged, Lessor grants, conveys and assigns to Lessee the right-of-way and easement to construct, install, lay, operate, repair, maintain and replace one or more pipelines on the above described lands for the purpose of transporting on, over and across such lands, oil, gas, water, condensate, distillate or other hydrocarbons or minerals produced from said lands or from other lands not covered by this lease. The rights herein granted may be exercised at any time and from time to time while this lease is in force and effect and for any extension periods thereafter, and the easement and right of way herein granted shall run with the above described lands for as long as such lease is in force and effect and as long thereafter as any pipelines laid thereon pursuant thereto are used or useful to Lessee, its successors and assigns. Lessee agrees to pay Lessor $4.00 per rod for each pipeline so installed as liquidated damages to compensate Lessor for any and all surface use, interruption or other damages that may be incurred or arise as a result of the use, installation and maintenance, and operation of such pipeline. Such pipelines shall be buried to a sufficient depth so as not to interfere with Lessor's existing surface use of said lands, but in no event shall they be required to be buried 36" below the surface. Lessee will mark the location of any such pipelines so as to identify their location on the grounds in accordance with applicable laws, rules and regulations.

       4. A well capable of producing gas or gas-condensate in paying quantities located on the leased premises ( or acreage pooled or consolidated with all or a portion of the leased premises into a unit for the drilling or operation of such well) is at any time shut in and no gas or gas-condensate therefrom is sold or used off the premises or for the manufacture of gasoline or other products, nevertheless such shut-in well shall be deemed to be a well on the leased premises producing gas in paying quantities and this lease will continue in force during all of the time or times while such well is so shut in, whether before or after the expiration of the primary term hereof. Lessee shall use reasonable diligence to market gas or gas-condensate capable of being produced from shut-in well but shall be under no obligation to market such products under terms, conditions or circumstances which, in Lessee's judgment exercised in good faith, are unsatisfactory. Lessee shall be obligated to pay or tender to Lessor within 45 days after the expiration of each period of one year in length (annual period) during which such well is so shut in, as royalty, an amount equal to $5.00 per acre to the acreage covered by this lease as to which the leasehold rights are, at the end of such annual period, owned by the Lessee making such payment; provided that, if Lessor owns less that the full and entire royalty interest in such acreage, such payment shall be part (calculated on a royalty-acre basis) of said amount as Lessor's royalty interest bears to the full and entire royalty interest in such acreage; and provided further that, if gas or gas-condensate from such well is sold or used as aforesaid before the end of any such annual period, or if, at the end of any such annual period, this lease is being maintained in force and effect otherwise than by reason of such shut in well, Lessee shall not be obligated to pay or tender, for that particular annual period, said sum of money. Such payment shall be deemed a royalty under all provisions of this lease. Such payment shall be made or tendered to Lessor or to Lessor's credit in the ________________________________________
              Bank at _______________________, which bank and its successors shall continue as the depository regardless of changes in the ownership of said land or the right to receive royalty hereunder.

              Royalty ownership as of the last day of each such annual period as shown by Lessee's records shall govern the determination of the party or parties entitled to receive such payment.

       5. If Lessor owns a less interest in the land covered by this lease than the entire and undivided fee simple mineral estate therein, then whether or not such less interest is referred to or described herein, all royalties herein provided shall be paid Lessor only in the proportion (calculated on a royalty-acre basis) which the royalty interest owned by him in said land bears to the full and entire royalty interest in said land.

       6. If the estate of either party hereto is assigned or sublet, and the privilege of assigning or subletting in whole or in part is expressly allowed, the express and implied covenants hereof shall extend to the sub lessees, successors and assigns of the parties; and in the event of an assignment or subletting by Lessee, Lessee shall be relieved and discharged as to the leasehold rights so assigned or sublet from any liability to Lessor thereafter accruing upon any of the covenants or conditions of this lease, either express or implied. No change in the ownership of the land or royalties, however accomplished, shall operate to enlarge the obligations or diminish the rights of the Lessee or require separate measuring or installation of separate tanks by Lessee. Notwithstanding any actual or constructive knowledge of or notice to Lessee, no change in the ownership of said land or the right to receive royalties hereunder, or of any interest therein whether by reason of death, conveyance or any other matter, shall be binding on Lessee (except at Lessee's option in any particular case) until 90 days after Lessee has been furnished written notice thereof, and the supporting information hereinafter referred to, by the party claiming as a result of such change in ownership or interest. Such notice shall be supported by original or certified copies of all documents and other instruments or proceedings necessary in Lessee's opinion to establish ownership of the claiming property.

       7. Lessee may, at any time, execute and deliver to Lessor or place of record a release covering all or any part of the acreage embraced in the leased premises or covering any one or more zones, formations or depths underlying all or any part of such acreage, and thereupon shall be relieved of all obligations thereafter to accrue with respect to the acreage, zones, formations or depths covered by such release.

       8. Lessee is granted the right, from time to time while this lease is in force, to pool into a separate drilling or operating unit or units all or any part of the land covered by this lease with other land, lease or leases, or interest therein (whether such other interests are pooled by a voluntary agreement on the part of the owners therefore by the exercise of a right to pool by the Lessees thereof), when in the Lessee's judgment it is necessary or advisable in order to promote conservation, to properly develop or operate the land and interest to be pooled, or to obtain a multiple production allowable from any government agency having control over such matters. Moreover, if any governmental regulation or order shall permit or prescribe a spacing pattern for the development of a field wherein the above described land, or a portion thereof, is located, or allocate a producing allowable based on acreage per well, then any such unit may embrace such additional or lesser amount of acreage as may be so permitted or prescribed or as may be permitted in such allocation of allowable. In lieu of the royalties elsewhere herein specified, except shut-in gas well royalties, Lessor shall receive on production from an area so pooled only such portion of the royalties which, in the absence of such pooling would be payable hereunder to Lessor on production from the land covered by this lease which is placed in the pooled area as the amount of the surface acreage in the land covered by this lease which is placed in the pooled area bears to the amount of the surface acreage of the entire pooled area. Nothing herein contained shall authorize or affect any transfer of any title to any leasehold, royalty or other interest pooled pursuant hereto. The commencement of a well, the conduct of other drilling operations, the completion of a well or of a dry hole, or the operation of a producing well on the pooled area, shall be considered for all purposes (except for royalty purposes) the same as if said well were located upon, or such drilling operations were conducted upon, the lands covered by this lease whether or not such well is located upon, or such drilling operations were located upon, or such drilling operations were conducted upon, the lands covered by this lease whether or not such well is located upon, or such drilling operations are conducted upon, said lands. Lessee may terminate any pooling effected pursuant hereto at any time the pooled unit is not producing and no drilling operations are being conducted thereupon by executing and filing of record in the county or counties in which the pooled area is located a written declaration of the termination of such pooling, provided that the poking of all interests not covered by this lease which comprise a part of such pooled unit be also terminated in some effective manner.

       9. Lessee shall have the right to use, free of cost, gas, oil and water found on said land for its operation, except water from the wells of the Lessor. When required by the Lessor, the Lessee shall bury its pipelines below plow depth and shall pay reasonable damages for injury by reason of its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to any house or barn or other structure on said premises as of the date of this Lease without the written consent of the Lessor. Lessee shall have the right at any time during, or after the expiration of this Lease to enter upon the property and to remove all machinery, fixtures, and other structures placed on said premises, including the right to draw and remove all casing, but the Lessee shall be under no obligation to do so.

       10. Lessor hereby warrants and agrees to defend the title to the lands herein described, but if the interest of Lessor covered by this lease is expressly stated to be less than the entire fee or mineral estate, Lessor's warranty shall be limited to the interest so stated. Lessee may purchase or lease the rights of any party claiming any interest in said land and exercise such rights as may be obtained thereby but Lessee shall not suffer any forfeiture nor incur any liability to Lessor by reason thereof. Lessee shall have the right at any time to pay for Lessor, any mortgages, taxes or other lien on said lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, any such payments made by Lessee for Lessor may be deducted from any amounts of money which may become due Lessor under this lease.

       11. In the event Lessor considers that Lessee is in breach of any of its obligations hereunder, Lessor shall notify Lessee in writing of the facts relied upon as constituting a breach hereof, and Lessee, if in breach hereof, shall have sixty (60) days after receipt of such notice in which to commence the compliance with the obligations imposed by virtue of this lease. Until such time as Lessee has been given the above described written notice and opportunity to cure any asserted breach, Lessee shall not be considered in default under the terms of this lease.

       12.    Should  Lessee be  prevented  from  complying  with any express or implied covenant of this lease, from conducting drilling or reworking operations thereon or from producing oil or gas therefrom by reason or scarcity of or inability to obtain or to use equipment or material, by operation of force majeure, by any Federal or State law or order, rule or regulation of governmental authority, or by any other cause beyond the reasonable control of Lessee, then while so prevented, Lessee's obligation to comply with such covenant shall be suspended, and Lessee shall not be liable in damages for failure to comply therewith; and this lease shall be extended while and so long as Lessee is prevented by any such cause from conducting drilling or reworking operations on or from producing oil or gas from the leased premises; and the time while Lessee is so prevented shall not be counted against Lessee, anything in this lease to the contrary notwithstanding.

       13. This lease and all provisions thereof shall be applicable to, binding upon and enforceable by the parties thereto and their respective successors and assigns. Reference herein to Lessor and Lessee shall include reference to their respective successors and assigns, it being expressly agreed that Lessor and Lessee shall have the right to assign. Should any one or more of the parties named above as Lessors not execute this lease, it shall nevertheless be finding upon the party or parties executing the same. In the event of any offer acceptable to Lessor, or to Lessor's successor in interest, at any time or times during the original or extended term hereof, for a lease to commence upon the expiration or earlier termination of the original or extended term hereof, the Lessor, prior to acceptance thereof, shall give the Lessee, with respect to each such offer, written notice thereof and a copy of said offer including the name and address of the proposed purchaser of Lessee; and Lessee shall have the option and right of first refusal for thirty (30) days after the receipt of such notice within which to elect to lease the Premises on the terms of said offer. If Lessee shall elect to lease the Premises pursuant to the option and first refusal herein granted, it shall give notice of such election within such thirty (30) day period. Lessee's failure at any time to exercise its option under this paragraph shall not affect this lease and the continuance of Lessee's right and options under this and any other paragraph herein.

       14. Each wife/husband above named hereby joins in the execution and delivery of this lease for the purpose of conveying, releasing and relinquishing unto Lessee, for the purpose and consideration aforesaid, all of his/her right, title, interest and estate in and to said land, including any rights of dower/curtsey and homestead which he/she may have therein.

       15. OPTION TO EXTEND PRIMARY TERM FOR PAID-UP LEASE: Lessee is hereby given the option to extend the primary term of this lease for an additional five (5) years from the expiration of the original primary term hereof. This option may be exercised by Lessee at any time during the original primary term by paying the sum of $450.00 per net mineral acre to Lessor or to the credit of the Lessor mailed to Lessor at the above address, (which address is Lessor's agents and shall continue as the depository regardless of changes in ownership of said land). This payment shall be based upon the number of net mineral acres then covered by this lease and not at such time being maintained by other provisions hereof. This payment may be made by the check or draft of the Lessee mailed or delivered to Lessor or to said bank at any time during the original primary term hereof. If such bank (or any successor bank) should fail, liquidate or be succeeded by another bank, or for any reason fail or refuse to accept payment, Lessee shall not be held in default for failure to make such payment until thirty (30) days after the Lessor's delivery to Lessee of a proper recordable instrument naming another bank as agent to receive such payment. If, at the time this payment is made, various parties are entitled to specific amounts according to Lessee's records; this payment may be divided between said parties and paid in the same proportion. Should this option be exercised as herein provided, it shall be considered for all purposed as though this lease originally provided for a primary term of ten (10) years.


       IN WITNESS WHEREOF, this lease is executed as of the day and year first above written.

       This Lease is signed by each Lessor as of the date of the acknowledgment below, but is effective as of the Effective Date stated above.

Lessor:

/s/ Alice Ramsey

/s/  Reid Weber

/s/ Paul Weber

/s/ Rebecca Daniels

Lessee:

/s/ Lawrence Siccia

Krafty Admiral Enterprises, Ltd.

                                ACKNOWLEDGEMENTS

STATE OF           Texas                  ss.
         -------------------------------
COUNTY OF        Tarrant              ss.
          --------------------------

       This instrument was acknowledged before me on this       29       day of
                                                          --------------
       April                                    ,     2006            ,  by
-----------------------------------------------  ---------------------
                                       Alice Ramsey                            .
-------------------------------------------------------------------------------

                /s/ Anna Kathleen Crelia____________________
                Notary Public in and for the State of: _Texas__________________ Printed Name: Anna Kathleen Crelia
                My Commission Expires:  May 25, 2009

STATE OF    Nevada                     ss.
         ----------------------------
COUNTY OF       Washoe             ss.
          -----------------------

       This instrument was acknowledged before me on this      3rd      day of
                                                          -------------
              May                             , 2006             ,  by
---------------------------------------------   -----------------

                                           Reid Weber                    .
-------------------------------------------------------------------------

                             /s/_Susan K. Lewis___________________
                             Notary Public in and for the
                             State of: ___Nevada__________________
                             Printed Name: Susan K. Lewis
                             My Commission Expires:

STATE OF       Illinois                               ss.
         -------------------------------------------
COUNTY OF      Livingston                      ss.
          -----------------------------------

       This instrument was acknowledged before me on this      1st          day
                                                          -----------------
of          May                                  , 2006                ,  by
    ---------------------------------------------  -------------------

                                              Paul Weber                      .
------------------------------------------------------------------------------

                        _______________________________
                        /s/ Ronald Fellhiemer

                        --------------------
                        Notary Public in and for the State of: ___ Illinois
                        ------------------
                        Printed Name: Ronald Fellhiemer
                        My Commission Expires:  June 4, 2008

STATE OF           Illinois                ss.
         --------------------------------
COUNTY OF       Vermillion          ss.
          ------------------------

       This instrument was acknowledged before me on this      4th        day of
                                                          ---------------
      May                                  , 2006                ,  by
 ------------------------------------------  --------------------

                                              Rebecca Daniels                .
-----------------------------------------------------------------------------

/s/ Heather A. Ottarski_____________________________________
Notary Public in and for the State of: ____________Illinois_________ Printed Name: / Heather A. Ottarski_____________________________________
My Commission Expires:  June 3, 2007

                                    ADDENDUM

                             (ADDITIONAL PRIVISIONS)

ATTACHED TO AND MADE A PART OF THAT CERTAIN OIL, GAS AND MINERAL LEASE (PAID-UP) DATED APRIL 18, 2006 BY AND BETWEEN ALICE RAMSEY, REID WEBER, PAUL WEBER AND REBECCA DANIELS, AS LESSORS, AND KRAFTY ADMIRAL ENTERPRISES LIMITED, LESSEE, COVERING 1498.86 ACRES, MORE OR LESS, IN ST. FRANCIS COUNTY, ARKANSAS.

PAID-UP

The consideration paid to Lessor for this Lease includes consideration in lieu of delay rental provisions, thus no payment of delay rentals is required hereunder.

HARD MINERALS

This Lease covers only oil, gas and all other related hydrocarbons and constituent elements that may be produced through the bore of a well producing oil or gas.

WATER WELL

Lessee may not use any existing water well on the leased premises without Lessor's prior written consent. Not withstanding the foregoing, Lessee may drill new water wells on the leased premises and use the water drawn therefrom in its operations. After cessation of Lessee's use of any water well which may be drilled by Lessee on the leased premises, and prior to the plugging or removing the casing therefrom, Lessee shall tender such water well, excluding surface equipment, to the Lessor, and if the Lessor elects in a timely manner to accept same, such water well shall be and become the property of the Lessor. Without the prior written consent of Lessor, Lessee shall not draw water from the leased premises if doing so would unreasonably restrict Lessor's use of water for agricultural purposes.

PUGH

After the expiration of the primary term hereof or any extension thereof, production from the leased premises shall maintain this Lease in force only as to that part of the leased premises located within the maximum spacing acreage allowed by Arkansas law for the pooled unit(s) and/or proration unit(s) for such well(s).

ROYALTY DEDUCTIONS

Royalties shall be paid without deductions for costs of producing, gathering, treating, compressing, transporting or otherwise making production ready for sale. Oil shall be delivered free of cost into the tank, or pipeline, and gas shall be delivered free of cost into the pipeline. Lessor is responsible for any severance and/or other taxes assessed on royalties. The lessee will make continuous payments to the lessor ninety (90) days after the lessee is in receipt of funds from the well being put in production. The payments will continue as long as the well is deemed profitable above and beyond expenses by the lessee or is considered a shut-in well as stipulated in the written lease.

DRILL SITE DAMAGES

In lieu of actual damages, Lessee agrees to pay to Lessor, as liquidated damages, the sum of Two Thousand Five Hundred Dollars ($2,500.00) for each drill site located on the leased premises. Any said drill site shall not exceed three
(3) acres each.

MEMORANDUM OF LEASE

To preserve the confidentiality of the terms and provisions hereof, the lessee may withhold this Lease from record and this Lease may be identified in a Memorandum of Oil, Gas and Mineral Lease that may be executed contemporaneously herewith and may be filed in the official records of St. Francis County, Arkansas.

OPTIONAL EXTENSION OF PRIMARY TERM

Lessee is hereby given the option, to be exercised on or before the expiration of the primary term of this

Lease, of extending this Lease for a period of five (5) additional years, as to all or any portion of the acreage then held hereunder, which would expire unless so extended. The only action required by the Lessee to exercise this option being the payment to Lessor at the address above, the additional sum of Four hundred fifty Dollars ($450.00) per net mineral acre so extended. If this Lease is extended as to only a portion of the acreage covered hereby, Lessee shall designate such portion by a recordable instrument. The right of Lessee to extend this Lease as provided herein is at the option, but not the obligation, of Lessee. Should this option be exercised, as herein provided, it shall be considered for all purposes as though this Lease originally provided for a primary term of ten (10) years, insofar as this Lease covers the lands for which this Lease was extended.

SURFACE RESTORATION

If any soil on the leased premises is contaminated as a result of Lessee's operations, Lessee shall restore same to as near its original condition as practicable. Should Lessee fail to restore the leased premises within a reasonable time, not to exceed six (6) months, after Lessee's receipt of written notice from Lessor, Lessor may restore the premises and be entitled to recover from Lessee Lessor's actual cost thereof. Whenever Lessee abandons any oil and gas well located on the leased premises, Lessee shall, Lessee shall promptly {not to exceed (6) months} remove all tanks, pipes, buildings, structures, machinery or equipment used solely by Lessee in connection with drilling or operating said well. Lessee shall further clean out or fill all pits or dumps appurtenant to the abandoned well, remove and haul away all sludge and oil soaked earth and take out, remove all foundations, pipes, structures and other objects installed by Lessee within three (3) feet of the surface of the ground, and clean and smooth out the surface of the ground surrounding the well site and in as near the condition existing as of the date of this lease as is reasonably practicable. Should Lessee fail to remove the said materials and structures or to carry out any of the activities described in this paragraph with the time period heretofore set forth within this paragraph, Lessor shall be entitled to carry out such activities and recover from Lessee Lessor's actual cost thereof.

FRESH WATER PROTECTION

Lessee shall protect all sub surface fresh water sources, as recommended, or required by the governmental agency responsible for fresh water protection in the State of Arkansas. Lessor shall conduct its operations on the leased premises so as not to interfere or harm the water wells or aquifers located under said lands or Lessor's irrigation methods.

DRILL SITE LOCATION

No less than thirty (30) days prior to commencement of drilling operations upon the leased land, the Lessee shall notify the Lessor and farm operator in writing of the proposed location of any well. Lessee shall notify the Lessor in writing of the proposed location of any well. Lessee shall stake out the proposed drilling site upon notification to Lessor. The notice shall be accompanied by all filings made by the Lessee with the Arkansas Oil and Gas Commission with respect to the proposed well. No drilling or other production activities shall be conducted within 400 feet of any existing dwelling or permanent structure or within 200 feet of any water well or other improvement.

PIPELINE DEPTH

Without prior written approval to allow a lesser minimum depth is obtained from Lessor and farm operator, all pipelines constructed by Lessee on the Leased premises shall be buried to a minimum depth of five (5) feet below the surfaces.

TRANSPORT PIPELINE

Without the prior written consent of Lessor, Lessee shall not place a pipeline on the leased premises to process production from wells on adjacent lands, unless a portion of the leased premises is included within the proration unit for said well.

ROAD INGRESS AND EGRESS

Lessee shall disclose in advance the location of any well site as well as the desired location of any roads into the leased premises for ingress and egress to the well site from a public road. The location of the desired means of access shall be subject to the approval of Lessor and farm operator, who will not unreasonably withhold such approval. To the extent reasonably practicable, Lessee shall conduct its operations in a manner that causes the least interference with improvements now located on the leased premises.

CONFIDENTIALITY

Lessor agree to treat as confidential (i) the financial terms of this Lease, including, without limitation, bonuses, royalties, damage payments or other consideration paid or agreed to be paid by Lessee, and (ii) all engineering, geological and geophysical data, seismic data, other data, reports, maps and information (the "Confidential Information"), whether or not in writing, associated with the leased premises and derived from Lessor, to the extent not already public. Lessor agrees not to disclose Confidential Information to third parties without the prior written consent of Lessee.

LIABILITY AND HOLD HARMLESS PROVISIONS

The Lessor shall not be or be held responsible or liable in any manner for any damage whatsoever to any property of the Lessee, real or personal, resulting from fires originating upon the leased lands of the Lessor adjacent thereto, or from any cause except such as may be caused by or result from the negligence of Lessor, its agents or employees, nor shall Lessor be liable for any damage or for any injury, including death, to employees, business guests or invitees of Lessee, except such as may be caused by or result from the negligence of Lessor, its agents or employees, nor shall Lessee have any liability or responsibility for any such damage or injury resulting from fire except such as may be caused by or result from the operations of Lessee, its agents or employees.

Lessee agrees to and shall indemnify and hold the Lessor harmless from any expense, cost, loss, claim, demand, liens, encumbrances, action, cause of action or liability of any and all character whatsoever resulting from, caused by, contributed to or arising out of Lessee's operations on the leased premises. Upon receiving notice of the assertion of any such claim, Lessor shall notify Lessee within a reasonable time of any such action or suit or the assertion of any such claim and Lessee may have its attorney appear therein, either alone or in association with Lessor's attorneys (as Lessor may elect) in defending any such action or suit, with each party paying the expenses of its or his own attorney(s).

The Lessee shall be liable for and agrees to pay Lessor for:

         a. Any and all loss incurred and injuries suffered by reasons of damage to or destruction of Lessor's merchantable timber or forest growth of a class less than merchantable caused by or arising out of the negligence of Lessee, its employees, its employees, agents or contractors. The measure of damage for any loss of forest growth of a class less than merchantable shall be construed to mean an amount equivalent to the fair and reasonable replacement cost thereof.

         b. All fire prevention costs incurred by, or imposed upon Lessor, as a result of operations conducted by Lessee, its employees, agents or contractors on the leased premises, or on lands pooled/unitized therewith.

         c. All damage to livestock, growing crops, fruits, trees, forest vegetation, grasses, fences, ditches, buildings and/or other improvements located upon the leased premises, which are caused by or arise out of the operations of the Lessee, its employees, its employees, agents or contractors. Payment for such damage shall be made to the Lessor or Lessor's tenants or the surface owners of any portion of the leased premises not owned by the Lessor, whichever has sustained such damage.

         d. All damages to the land due to it being rendered incapable of producing crops, as a result of the operations of Lessee, its employees, agents or contractors, regardless of negligence.

         e. The above damage provision set forth in (a) and (b) above applies only to damages other than constructing and cleaning of roadways

ASSUMPTION OF ENVIRONMENTAL LIABILITY

Lessee, its successors and assigns, shall indemnify and hold harmless Lessor and Lessor's heirs and assigns, from and against all costs, losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatever nature, on account of, resulting from, or arising out of the presence of toxic materials or hazardous substances, including, but not limited to, uncontained petroleum products, upon or in the leased land and any hazardous or injury-causing condition hereafter coming into existence upon the leased land resulting from the presence of such materials or substances resulting from or arising out of Lessee's operations on the leased premises. Lessee's obligation hereunder shall include costs incurred in remedying any environmental problems or hazards occasioned by the existence of the said materials or substances, including remediation required by federal or state law or regulation, remediation required as the result of legal action brought by private parties, or acts of remediation reasonably in response to potential liabilities on account of said environmental problems or hazards. Lessee's obligation hereunder shall include indemnification for all fines and assessments imposed by the State of Arkansas, the United States of America, or any other governmental authority, on account of, resulting from, or arising out of the existence of the said materials and substances. All surface pits shall be lined with plastic to protect the leased land against contamination. Lessee shall protect all freshwater sources, both surface and subsurface, from contamination. The provisions of this paragraph shall survive the termination or extinguishment of this Lease pursuant to the provisions of this Lease or by operation of law.

PRUDENT OPERATIONS REQUIRED

Lessee shall diligently and in accordance with the best oil field practices endeavor to complete all wells as commercial producers. These practices shall include the taking of sidewall cores, the making of drill stem tests, acidization, hydrafacing or other completion practices, whether similar or dissimilar, when necessary or desirable to adequately appraise or test oil bearing formations for good shows of oil or gas, in such manner as considered to be consistent with good current oil field practices.

COMMENCEMENT OF DRILLING OPERATIONS

The words "commencement of drilling operations," or words of similar import, in this Lease shall mean a substantial step in preparing to drill a well on the leased premises or lands pooled therewith, including but not limited to the commencement of operations to construct a well site or roads to such well site with continued due diligence thereafter.

COSTS OF LITIGATION

Lessee shall pay all reasonable attorney's fees incurred by Lessor in connection with any lawsuit in which Lessor prevails by final adjudication and judgment, which lawsuit results form Lessee's failure to perform under the terms of this Lease or Lessee's breach of the covenants set forth herein.

CONFLICTS

In the event of a conflict between the terms of this Exhibit "B" and the printed Lease, the terms of this Exhibit shall control.

DRILLING OBLIGATION

On of before eighteen (18) months from the Effective Date of this lease, Lessee agrees to commence actual drilling operations of a well at an acceptable surface location on the leased premises and drill such well to a depth sufficient to adequately test the Fayetteville Shale Formation. If the Leases have not otherwise previously terminated, Lessee shall commence, or cause to be commenced operations for the drilling of a second well (the "Second Obligation Well") anywhere on the Leased Premises, or lands pooled/unitized therewith, within thirty (30) months from the Effective Date, all Leases shall terminate. If the Leases have not otherwise previously terminated, Lessee shall commence, or cause to be commenced operations for the drilling of a third well (the "Third Obligation Well") anywhere on the Leased Premises, or lands pooled/unitized therewith, within forty-two (42) months from the Effective Date, all Leases shall terminate.

If the Leases have not otherwise previously terminated, Lessee shall commence, or cause to be commenced operations for the drilling of a fourth well (the "Fourth Obligation Well") anywhere on the Leased Premises, or lands pooled/unitized therewith, within fifty-four (54) months from the Effective Date, all Leases shall terminate. The First Obligation Well, the Second Obligation Well, the Third Obligation Well and the Fourth Obligation Well shall be collectively referred to as the "Obligation Wells" and individually referred to as an "Obligation Well".

If Lessee fails to timely drill any Obligation Well as required hereunder, the Leases shall terminate as to all lands not then held by one or more other Obligation Wells. Each producing Obligation Well shall be deemed to hold (i) as to a producing lease well not in a pooled unit(s) and/or proration unit(s) up to an acreage equal to a drill spacing for a gas well and a drill spacing for an oil well, as applicable; (ii) as to a producing lease well that is located within a pooled unit(s) and/or a proration unit(s), the Lease shall remain in force as to that acreage of the leased premises located within the pooled unit(s) and/or proration unit(s).

Lessee may, in its sole discretion, designate any new well drilled on the Leased Premises as an Obligation Well regardless of when such well is drilled Lessee may shorten the timetable for drilling wells it is required to drill pursuant to this

The terms and provisions of this Exhibit "B" are in addition to all of the terms and provisions contained in the Lease and are intended to be covenants running with the Lease and the leased premises and shall be binding upon and inure to the benefit of the successors and assigns of the parties.

LESSOR:                                     LESSOR:

/s/ Alice Ramsey                            /s/  Reid Weber

By: _________________________________       By: ________________________________
ALICE RAMSEY                                REID WEBER
LESSOR:                                     LESSOR:

/s/ Paul Weber                              /s/ Rebecca Daniels

By: _________________________________       By: ________________________________
PAUL WEBER                                  REBECCA DANIELS

LESSEE:

/s/ Lawrence Siccia

Crafty Admiral Enterprises, Ltd.

                                ACKNOWLEDGEMENTS

STATE OF           Texas                  ss.
         -------------------------------
COUNTY OF        Tarrant              ss.
          --------------------------

       This instrument was acknowledged before me on this      12       day of
                                                          -------------
       May                                    , 2006            ,  by
---------------------------------------------  -----------------

                                       Alice Ramsey                          .
-----------------------------------------------------------------------------

                       /s/ Anna Kathleen Crelia____________________
                       Notary Public in and for the State of: _Texas_________ Printed Name: Anna Kathleen Crelia
                       My Commission Expires:  May 25, 2009

STATE OF    Nevada                     ss.
         ----------------------------
COUNTY OF       Washoe             ss.
          -----------------------

       This instrument was acknowledged before me on this      3rd      day of
                                                          -------------
              May                             , 2006             ,  by
---------------------------------------------  -----------------

                                           Reid Weber                        .
-----------------------------------------------------------------------------

                                          /s/ Dana Pavlu
                                          Notary Public in and for the State
                                          of: ___Nevada__________________
                                          Printed Name: Dana Pavlu
                                          My Commission Expires: March 8, 2010

STATE OF       Texas                               ss.
         ----------------------------------------
COUNTY OF      Tarrant                         ss.
          -----------------------------------

       This instrument was acknowledged before me on this      12th          day
                                                          ------------------
 of          May                                 ,
    --------------------------------------------
 2006                ,  by
---------------------
                                              Paul Weber                    .
----------------------------------------------------------------------------

                             /s/ Kayla Ocejo
                             Notary Public in and for the
                             State of: Illinois
                             Printed Name: Kayla Ocejo
                             My Commission Expires:  February 22, 2008

STATE OF           Illinois                ss.
         --------------------------------
COUNTY OF       Vermillion          ss.
          ------------------------

       This instrument was acknowledged before me on this       4th      day of
                                                          --------------
                May     ,   2006      ,  by
------------------------  ------------
                                              Rebecca Daniels                .
-----------------------------------------------------------------------------

  /s/ Charity Stanis_____________________________________
  Notary Public in and for the State of: ____________Illinois_________ Printed Name: /s/ Charity Stanis __________________________________
  My Commission Expires:  December 1, 2009




                                END OF ADDENDUMS

                       AFTER RECORDING, PLEASE RETURN TO:
                       KRAFTY ADMIRAL ENTERPRISES LIMITED
                           SUITE 601, 1383 MARINASIDE
                              CRESENT VANCOVER B.C.

                                   ADDENDUM #2

                             (ADDITIONAL PROVISIONS)

ATTACHED TO AND MADE A PART OF THAT CERTAIN OIL, GAS AND MINERAL LEASE (PAID-UP) DATED APRIL 18, 2006 BY AND BETWEEN ALICE RAMSEY, REID WEBER, PAUL WEBER AND REBECCA DANIELS, AS LESSORS, AND KRAFTY ADMIRAL ENTERPRISES LIMITED, LESSEE, COVERING 1498.86 ACRES, MORE OR LESS, IN ST. FRANCIS COUNTY, ARKANSAS.

TRUE LEGAL NAME

Amended for the true and legal name of the Lessee, as defined in the Lease, as Crafty Admiral Enterprises, Ltd. The parties further agree that in all other respects the terms and conditions of the Lease remain in full force and effect and unaltered and that any reference to lessee in said Lease shall mean Crafty Admiral Enterprises, Ltd as if originally named therein.

ROYALTY DEDUCTIONS

Royalties shall be paid without deductions for costs of producing, gathering, treating, compressing, transporting or otherwise making production ready for sale. Oil shall be delivered free of cost into the tank, or pipeline, and gas shall be delivered free of cost into the pipeline. Lessor is responsible for any severance and/or other taxes assessed on royalties. The lessee will make continuous payments to the lessor ninety (90) days after the lessee is in receipt of funds from the well being put in production. The payments will continue as long as the well is deemed profitable above and beyond expenses by the lessee or is considered a shut-in well as stipulated in the written lease.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and date set forth above.

LESSOR:                                   LESSOR:

/s/ Alice Ramsey                          /s/  Reid Weber

By: ________________________________      By: __________________________________
ALICE RAMSEY                              REID WEBER
LESSOR:                                   LESSOR:

/s/ Paul Weber                            /s/ Rebecca Daniels

By: __________________________________    By: __________________________________
PAUL WEBER                                REBECCA DANIELS

LESSEE:

/s/ Lawrence Siccia

Crafty Admiral Enterprises, Ltd.

                                ACKNOWLEDGEMENTS

STATE OF           Illinios                  ss.
         ----------------------------------
COUNTY OF        Livingston              ss.
          -----------------------------

       This instrument was acknowledged before me on this      12       day of
                                                          -------------
      May                                    , 2006            ,  by
---------------------------------------------  ---------------

                                       Alice Ramsey                           .
------------------------------------------------------------------------------

                         /s/ Ronald K. Kellheime____________________
                         Notary Public in and for the State of: Illinios________ Printed Name: Ronald K. Kellheime
                         My Commission Expires:

STATE OF    Nevada                     ss.
         ----------------------------
COUNTY OF       Washoe             ss.
          -----------------------

       This instrument was acknowledged before me on this      11th   day of
                                                          -----------
             May ,     2006,  by
-----------------  --------
                                           Reid Weber                        .
-----------------------------------------------------------------------------

                                     /s/ Dana Pavlu
                                     Notary Public in and for the State
                                     of: ___Nevada__________________
                                     Printed Name: Dana Pavlu
                                     My Commission Expires: March 8, 2010

STATE OF       Texas                               ss.
         ----------------------------------------
COUNTY OF      Tarrant                         ss.
          -----------------------------------

       This instrument was acknowledged before me on this      12th          day
                                                          ------------------
 of          May                                 ,
    ---------------------------------------------
 2006                ,  by
---------------------
                                              Paul Weber                    .
----------------------------------------------------------------------------

                                      /s/ Kayla Ocejo
                                      Notary Public in and for the
                                      State of: Illinois
                                      Printed Name: Kayla Ocejo
                                      My Commission Expires:  February 22, 2008

STATE OF           Illinois                ss.
         --------------------------------
COUNTY OF       Vermillion          ss.
          ------------------------

       This instrument was acknowledged before me on this      124th      day
                                                          ---------------
of                 May     ,   2006      ,  by
   ------------------------  ------------
                                              Rebecca Daniels               .
----------------------------------------------------------------------------

/s/ Charity Stanis_____________________________________
Notary Public in and for the State of: ____________Illinois_________ Printed Name: /s/ Charity Stanis __________________________________
My Commission Expires:  December 1, 2009

                                   ADDENDUM #3

                            (REVISION TO EXHIBIT "A")

ATTACHED TO AND MADE A PART OF THAT CERTAIN OIL, GAS AND MINERAL LEASE (PAID-UP) DATED APRIL 18, 2006 BY AND BETWEEN ALICE RAMSEY, REID WEBER, PAUL WEBER AND REBECCA DANIELS, AS LESSORS, AND KRAFTY ADMIRAL ENTERPRISES LIMITED, LESSEE, COVERING 1498.86 ACRES, MORE OR LESS, IN ST. FRANCIS COUNTY, ARKANSAS.

REVISION TO EXHIBIT "A"

Exhibit "A" has been amended and attached to provide a fuller and more detailed description of the property which agrees with descriptions on the title search documents and to remove the property described as the N 1/2 of the NW 1/4 of ss. 7, T4N-R1W in which no mineral rights or interest is held by Alice T. Ramsey, and/or Reid Eric Weber and/or Paul Dietrich Weber and/or Rebecca Jean Daniels (Weber). The mineral rights and the property have previously been reserved and appear to be owned by A.N. Gibbs, his heirs or assigns.

REVISION TO ACERAGE

Amend all  references  to acres being  acquired  to read  1,426.68 to remove the
72.18 acres being the property described as the N 1/2 of the NW 1/4 of ss. 7, T4N-R1W in which no mineral rights or interest is held by Alice T. Ramsey, and/or Reid Eric Weber and/or Paul Dietrich Weber and/or Rebecca Jean Daniels (Weber). The mineral rights and the property have previously been reserved and appear to be owned by A.N. Gibbs, his heirs or assigns.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and date set forth above.

LESSOR:                                LESSOR:

/s/ Alice Ramsey                       /s/  Reid Weber

By: ________________________________   By: _____________________________________
ALICE RAMSEY                           REID WEBER
LESSOR:                                LESSOR:

/s/ Paul Weber                         /s/ Rebecca Daniels

By: ________________________________   By: _____________________________________
PAUL WEBER                             REBECCA DANIELS

LESSEE:

/s/ Lawrence Siccia

Crafty Admiral Enterprises, Ltd.

                                ACKNOWLEDGEMENTS

STATE OF           Illinios                  ss.
         ----------------------------------
COUNTY OF        Livingston              ss.
          -----------------------------

       This instrument was acknowledged before me on this      21       day of
                                                          -------------
     June                               , 2006            ,  by
----------------------------------------  ---------------


                                       Alice Ramsey                        .
---------------------------------------------------------------------------

                                         /s/ Ronald K. Kellheime________________
                                         Notary Public in and for the State of:
                                         Illinios__________________
                                         Printed Name: Ronald K. Kellheime
                                         My Commission Expires: June 4, 2008

STATE OF    Nevada                     ss.
         ----------------------------
COUNTY OF       Washoe             ss.
          -----------------------

       This instrument was acknowledged before me on this      21th   day of
                                                          -----------
             June ,     2006,  by
------------------  --------
                                           Reid Weber                        .
-----------------------------------------------------------------------------

                                  /s/ Dana Pavlu
                                  Notary Public in and for the
                                  State of: ___Nevada__________________
                                  Printed Name: Dana Pavlu
                                  My Commission Expires: March 8, 2010

STATE OF       Texas                               ss.
         ----------------------------------------
COUNTY OF      Tarrant                         ss.
          -----------------------------------

       This instrument was acknowledged before me on this      12th          day
                                                          ------------------
 of          June ,  2006                ,  by
    -------------  ---------------------
                                              Paul Weber                      .
------------------------------------------------------------------------------

                             /s/ Stephanie D. Martin
                             Notary Public in and for the State of: Illinois Printed Name: Stephanie D. Martin
                             My Commission Expires:  August 8, 2008


STATE OF           Illinois                ss.
         --------------------------------
COUNTY OF       Vermillion          ss.
          ------------------------

       This instrument was acknowledged before me on this      124th      day
                                                          ---------------
of                 May     ,   2006      ,  by
   ------------------------  ------------
                                              Rebecca Daniels                 .
------------------------------------------------------------------------------

/s/ Lonna Thompson
Notary Public in and for the State of: ____________Illinois_________ Printed Name: Lonna Thompson
My Commission Expires:  October 17, 2007

                                                                     EXHIBIT "A"

                              REVISED JUNE 20, 2006

ATTACHED TO AND MADE A PART OF THAT OFFER TO ACQUIRE OIL, GAS AND MINERAL LEASE DATED APRIL 18, 2006 BETWEEN ALICE RAMSEY AND REID WEBER AND PAUL WEBER AND REBECCA DANIELS AND CRAFTY ADMIRAL ENTERPRISES LIMITED.

PROPERY DESCRIPTION
ST FRANCIS COUNTY:

SOUTHWEST QUARTER (SW 1/4) OF SECTION FIVE (SS. 5), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

EAST HALF (E 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION SIX (SS. 6), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

LOTS ONE (1), TWO (2), SEVEN (7) AND NINE (9) IN THE NORTH HALF (N 1/2) OF SECTION SIX (SS. 6), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

WEST HALF (W 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION SIX (SS. 6), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

FRL. SOUTHWEST QUARTER (SW 1/4) OF SECTION SIX (SS. 6), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

NORTHEAST QUARTER (NE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION EIGHT (SS. 8), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION EIGHT (SS. 8), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

SOUTH HALF (S 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION EIGHT (SS. 8), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

LOTS THREE (3), FOUR (4), FIVE (5), SIX (6) AND TEN (10) OF NORTH HALF (N 1/2) OF SECTION SIX (SS. 6), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

NORTHEAST QUARTER (NE 1/4) OF SECTION SEVEN (SS. 7), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

NORTHWEST QUARTER (NW 1/4) OF SECTION EIGHT (SS. 8), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION EIGHT (SS. 8), TOWNSHIP FOUR (4) NORTH, RANGE ONE (1) WEST

LOT EIGHT (8) IN THE NORTH HALF (N 1/2) OF SECTION SIX (SS. 6), TOWNSHIP FOUR
(4) NORTH, RANGE ONE (1) WEST

TOTAL GROSS ACRES: 1,426.68  ACRES

THIS AGREEMENT COVERS ALL OF THE MINERAL OWNERSHIP OF ALICE T. RAMSEY (1/2) AND REID ERIC WEBER (1/6) AND PAUL DIETRICH WEBER (1/6) AND REBECCA JEAN DANIELS (WEBER) (1/6) EACH SECTION DESCRIBED ABOVE AND SECTIONS ADJACENT THERETO WITHOUT REGARD TO THE ADEQUACY OF THE DESCRIPTION.


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                               END OF ADDENDUM #3

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